UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 27, 2006

Date of report (Date of earliest event reported)

FIELDSTONE INVESTMENT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-50938	74-2874689
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11000 Broken Land Parkway, Suite 600

Columbia, Maryland 21044

(Address of Principal Executive Offices)

(410) 772-7200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition

On March 27th, Fieldstone Investment Corporation (“Fieldstone”) announced that it will file a Form 12b-25 Notification of Late Filing with the Securities and Exchange Commission to receive an extension until April 17, 2006 to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

Fieldstone is re-examining its financial statements for 2003 through 2005 and needs additional time to complete its reassessment regarding the appropriate recognition of income tax expense on inter-company transactions in 2003 and 2005 within Fieldstone’s consolidated group.

If Fieldstone makes a final determination to change its recognition of tax expense on these transactions, it would require a restatement of Fieldstone’s financial statements for the years 2003 and 2004 and for each of the first three quarters of 2005.  The full text of the press release is set forth on Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

This Current Report on Form 8-K and the information contained in Exhibit 99.1 contains forward-looking statements within the meaning of the federal securities laws.  Fieldstone believes the expectations reflected in any forward-looking statements are based on reasonable assumptions.  Fieldstone can give no assurance that its expectations will be attained and it is possible that Fieldstone’s actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties listed in Exhibit 99.1 and in Fieldstone’s other reports filed with the SEC.

Section 8 — Other Events

Item 8.01 Other Events

On March 27th, Fieldstone announced that it will file a Form 12b-25 Notification of Late Filing with the Securities and Exchange Commission to receive an extension until April 17, 2006 to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

Fieldstone is re-examining its financial statements for 2003 through 2005 and needs additional time to complete its reassessment regarding the appropriate recognition of income tax expense on inter-company transactions in 2003 and 2005 within Fieldstone’s consolidated group.

If Fieldstone makes a final determination to change its recognition of tax expense on these transactions, it would require a restatement of Fieldstone’s financial statements for the years 2003 and 2004 and for each of the first three quarters of 2005.

Fieldstone will release its fourth quarter and year end press release on the day it files its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, which is expected to be filed within the extension period, on or before April 17, 2006.  Fieldstone will hold its investor call the business day following the day it files its Annual Report on Form 10-K.  The full text of the press release is set forth on Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

This Current Report on Form 8-K and the information contained in Exhibit 99.1 contains forward-looking statements within the meaning of the federal securities laws.  Fieldstone believes the expectations reflected in any forward-looking statements are based on reasonable assumptions.  Fieldstone can give no assurance that its expectations will be attained and it is possible that Fieldstone’s actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties listed in Exhibit 99.1 and in Fieldstone’s other reports filed with the SEC.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description

99.1	Press release announcing delay in filing 2005 Form 10-K dated March 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDSTONE INVESTMENT CORPORATION

Date: March 28, 2006	By:	/s/ Michael J. Sonnenfeld
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release announcing delay in filing 2005 Form 10-K dated March 27, 2006